UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  April 27, 1998

			 CENTEX HOME EQUITY CORPORATION
	    Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust
	     (Exact name of registrant as specified in its charter)

New York (governing law of          333-39325               52-2088119
Pooling and Servicing Agreement)    (Commission             (I.R.S. Employer
(State or other                     File Number)            Identification No.)
jurisdiction



       c/o Norwest Bank Minnesota, N.A.
       7485 New Horizon Way
       Frederick, MD                                         21703
       (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2173



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 27, 1998 a distribution was made to holders of CENTEX HOME EQUITY CORPORATION, Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description

	     EX-99.1 Monthly report distributed to holders of Home Equity Loan Asset-Backed Certs., Series 1998-1
			      Trust, relating to the April 27, 1998
			      distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



			  CENTEX HOME EQUITY CORPORATION
	     Home Equity Loan Asset-Backed Certs., Series 1998-1 Trust

	  By:   Norwest Bank Minnesota, N.A., as Trustee
	  By:   /s/ Sherri J. Sharps, Vice president
	  By:   Sherri J. Sharps, Vice president
	  Date: 5/1/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Home Equity Loan
		Asset-Backed Certs., Series 1998-1 Trust, relating to the April 27, 1998 distribution.